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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                                 (RULE 14A-101)

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                            SCHEDULE 14A INFORMATION

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                            SIMPSON INDUSTRIES, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                MMI INVESTMENTS II-A, L.P.; MCM MANAGEMENT, LLC;
               MILLBROOK CAPITAL MANAGEMENT, INC.; JOHN S. DYSON;
       CLAY B. LIFFLANDER; ALAN L. RIVERA; ROBERT B. KAY AND JEROME LANDE
     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if Other than the Registrant)

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                                 MMI INVESTMENTS
                                Presentation to:
                              SIMPSON SHAREHOLDERS
                       Jenkins Golf Course and Restaurant
                                - April 4, 2000 -

TWO MAJOR ISSUES:

1)   Simpson's Performance:
     WHAT CAN WE DO ABOUT IT?

2)   The Board of Directors:
     IS IT TIME FOR FRESH THINKING?


- SIMPSON'S PERFORMANCE -

- YOUR INVESTMENT IN SIMPSON HAS BEEN OUTPERFORMED during the last six years by the accepted benchmarks of large companies, small companies, industrial manufacturers, and Simpson's own self-defined peer group.

- SIMPSON'S STOCK PRICE HAS DECLINED 35.8% SINCE IT'S PEAK IN 1994. In that time the S&P 500 has increased more than 191%. Had Simpson matched the S&P 500, Simpson shares would be worth over $45 today!

- SIMPSON HAS NOT INCREASED ITS DIVIDEND IN THE LAST FIVE YEARS, even with 1999's "record-breaking" performance.

-    SIMPSON'S POOR PERFORMANCE: OPERATIONS & CORPORATE DEVELOPMENT
     -    Gross profit under pressure: half of peer universe (10% v. 20%)
     - Ballooning capital expenditures in 1999: [up arrow] $22 million, [up arrow] 114%
     -    No significant M&A program or prospects


- SIMPSON'S PROSPECTS -

-    CUSTOMER PRESSURE ON SMALL VENDORS: CUSTOMER CONSOLIDATION
     - The following auto companies were partially or entirely acquired in the last two years: Chrysler, Volvo, Nissan, Saab, Fuji Heavy Industries, Suzuki, Daihatsu, Lamborghini, Bugatti, Bentley, & Rolls-Royce.

-    SUPPLIERS ARE REDEFINING CRITICAL MASS: SUPPLIER CONSOLIDATION
     - The number of auto parts suppliers like Simpson has dwindled in the last ten years to a tenth of its former size: 1990 - 3,000, 1996 - 1,500, 2000 - 350.
     - The average size for an auto parts supplier is now twice the size of Simpson.

-    SIMPSON'S INTERNAL PLAN: 5 YEARS LATE, STILL TOO SMALL, STILL UNDERVALUED
     - The results of Simpson's financial plan projects a stock price in five years with a present value of $12.40. In other words, Simpson's own plan projects virtually no appreciation for our stock in five years.

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- MMI'S PLAN -

-    THE BOARD MUST WORK SMARTER AND HARDER: MMI'S PRIORITIES
     -    Consider dividend policy & share repurchase programs
     -    Review capital plan: start with history; re-do the parameters
     -    Manufacturing best practices review
     -    Re-write the compensation program: shareholder aligned ICP
     -    Invigorate corporate development
     -    Review corporate overhead

-    GIVE A QUALIFIED INVESTMENT BANK A REAL ASSIGNMENT.
     -    Establish a 3 member board committee (no management)
     -    Analysis and execution: review all alternatives


- MMI'S DIRECTORS -
INVESTED SHAREHOLDERS (4.7%)
NO REMUNERATION ACCEPTED (NOT EVEN EXPENSES)
BROADER AND DEEPER EXPERIENCE
TRACK RECORD OF SUCCESS
SEEKING MINORITY POSITION

- The MMI Nominees represent a diverse background of industrial manufacturing, corporate and investment management, finance, public service, and legal experience.
- Together the MMI Nominees have over 60 years of significant business experience.

- THE MMI NOMINEES ARE COMMITTED TO THE EXPLORATION OF ALL AVENUES FOR CREATING SHAREHOLDER VALUE, INCLUDING, BUT NOT LIMITED TO, A MERGER OR SALE OF SIMPSON.


- SUMMARY -
-    THE PERFORMANCE AND PROSPECTS ARE UNACCEPTABLE.
-    MMI'S PLAN IS PROACTIVE AND WILL YIELD LONG-TERM RESULTS
-    MMI'S DIRECTORS ARE MORE QUALIFIED AND MORE COMMITTED
-    CHANGE TAKES TIME; NOW IS THE TIME TO START!


     Thank you very much for joining us today and for your consideration of our platform. If you have any questions about MMI's platform and director nominees, please feel free to contact Jerome Lande at (212) 586-4333.

     Sincerely,

     /s/ John S. Dyson        /s/ Clay B. Lifflander        /S/ Alan L. Rivera
     --------------------     -----------------------       --------------------
         John S. Dyson            Clay B. Lifflander            Alan L. Rivera

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******** IMPORTANT ********

Be sure to vote on the BLUE card. Vote "FOR" the MMI Nominees and "FOR" the Shareholder Value Proposal. We urge you not to sign any proxy card which is sent to you by Simpson, even as a protest vote against the incumbent Board of Directors. REMEMBER, EACH PROPERLY EXECUTED PROXY YOU SUBMIT REVOKES ALL PRIOR PROXIES. EVEN IF YOU HAVE ALREADY SUBMITTED A PROXY SENT TO YOU BY SIMPSON, YOU SHOULD SIGN AND RETURN THE MMI BLUE PROXY.

If any of your shares are held in the name of a bank broker or other nominee, please contact the person responsible for your account and direct him/her to vote on the BLUE PROXY CARD "FOR" THE MMI NOMINEES AND THE SHAREHOLDER VALUE PROPOSAL.

If you have any questions or need assistance in voting your shares, please feel free to contact:
                              D.F. KING & CO., INC.
                                 (888) 242-8149